Stock-Based Compensation (Notes)	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
As described in Note 1, the change in control that occurred on January 6, 2015 caused all unvested stock awards as of that date to immediately vest and become payable at $14.50 per share. The change in control that resulted from the acquisition also changed our capital structure and resulted in the cancellation of our stock plans.
Prior to the acquisition, we were permitted to issue up to an aggregate of 10.5 million shares of common stock as stock awards (including restricted stock units), stock options, performance awards and stock appreciation rights ("SARs") under our stock incentive plan; at December 31, 2014, 1.3 million shares were available for future grants. Stock awards and stock options issued to our former chief executive officer are under a separate plan as described in Note 2. Stock options provide for the purchase of shares of common stock at fair market value at the date of grant. We issue new shares when grants of restricted stock units vest or when options are exercised under the stock plans. Stock compensation expense totaled $9 million, for each of the years ended December 31, 2014 and 2013, and $8 million for the year ended December 31, 2012.
RESTRICTED STOCK UNITS INCLUDING PERFORMANCE-BASED RESTRICTED STOCK UNITS
Our share-based awards primarily consist of restricted stock units ("RSU's"), which generally vest over four years. The fair value of the awards at the grant date is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award. Prior to vesting, grantees are not eligible to vote or receive dividends on the restricted stock units.
In the second quarter of 2013, we granted certain executives performance-based restricted stock units ("PRSU's"), which include both performance and service conditions. PRSU awards vest upon satisfying Chiquita stock price performance metrics as established by the board of directors and meeting the service requirements. Prior to vesting, grantees are not eligible to vote or receive dividends on the performance-based restricted stock units. The estimated weighted average fair value per unit granted on May 28, 2013 and June 10, 2013 was $9.06 and $9.44, respectively, using a Monte-Carlo valuation technique based on market prices and the following assumptions at the dates of grant: weighted average risk-free interest rate of 2.2%, dividend yield of 0% and volatility factor for our common stock of 49%. The fair value of the awards is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award.
A summary of the activity and related information for our RSU's and PRSU's is follows:

	RSU's		PRSU's
(In thousands, except per share amounts)	Units	Weighted average grant date price	Units	Weighted average grant date price
Unvested units at January 1, 2014	797	$9.83	246	$9.13
Units granted	292	12.24	—	—
Units vested	(438)	10.07	—	—
Units forfeited	(14)	10.07	—	—
Unvested units at December 31, 2014	637	$10.76	246	$9.13

Restricted stock and performance-based restricted stock units compensation expense totaled $6 million, $6 million and $8 million for the years ended December 31, 2014, 2013 and 2012, respectively. At December 31, 2014, there was $4 million of total unrecognized pre-tax compensation cost related to unvested restricted stock and performance-based restricted stock units. Prior to the change in control that occurred on January 6, 2015, this cost was expected to be recognized over a weighted-average period of approximately two years. The weighted average grant date price in 2013 and 2012 was $9.83 and $9.38, respectively.
LONG-TERM INCENTIVE PROGRAM
We have a Long-Term Incentive Program ("LTIP") for certain executive level and director employees. Awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. As discussed in Note 2, LTIP awards cover three year performance cycles and are measured partly on performance criteria (cumulative earnings per share and/or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). The LTIP allows a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards and are therefore liability-classified awards.
For the 2014-2016 and 2013-2015 periods, up to 0.3 million shares could be awarded depending on our achievement of the metrics. We awarded less than 0.1 million shares and less than $1 million in cash payments for the 2012-2014 plan in 2014. No shares and no cash payments for the both the 2010-2012 and 2011-2013 plans were awarded. LTIP compensation expense (income) totaled $2 million for each of the years ended December 31, 2014 and 2013, and $(1) million for the year ended December 31, 2012.
STOCK OPTIONS
The table below summarizes the hiring inducement stock option grant for 1,440,062 shares made to our former chief executive officer in October 2012 in accordance with New York Stock Exchange rules. The options granted to the chief executive officer are the only options outstanding at December 31, 2014 and are not part of the stock incentive plan. Half of the options granted to our former chief executive officer vested in each of October 2013 and 2014, and these options were exercisable through October 2017.
A summary of the activity and related information for our stock options follows:

	2014
(In thousands, except per share amounts)	Shares	Weighted average exercise price
Under option at January 1, 2014	1,440	$7.68
Options granted	—	—
Options exercised	—	—
Options forfeited or expired	—	—
Under option at December 31, 2014	1,440	$7.68
Options exercisable at December 31, 2014	1,440	$7.68

Stock option compensation expense totaled $1 million and $2 million for the years ended December 31, 2014 and 2013, respectively, and less than $1 million during 2012. At December 31, 2014, all expense related to the stock options has been recognized. Options outstanding as of December 31, 2014 had a weighted average remaining contractual life of three years. Options outstanding and exercisable at December 31, 2014 had a weighted average remaining life of three years and aggregate intrinsic value of $10 million.
The estimated weighted average fair value per option share granted was $2.68 in 2012 using a Black-Scholes option pricing model based on market prices and the following assumptions at the date of option grant: weighted average risk-free interest rate of 3.4%, dividend yield of 0%, volatility factor for our common stock of 50% and a weighted average expected life of three years for options not forfeited. There were no stock options granted during 2014 or 2013.